UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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NMP Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NMP ACQUISITION CORP.
555 Bryant Street, No. 590
Palo Alto, CA 94301

LETTER TO SHAREHOLDERS

Dear Shareholders:

NOTICE IS HEREBY GIVEN that an Annual General Meeting (the “Annual Meeting”) of the shareholders of NMP Acquisition Corp., a Cayman Islands exempted company (“NMP,” the “Company,” “we,” “us” or “our”), will be held in person on December 8, 2026 at 11:00 a.m. Eastern Time at the offices of Mitchell Silberberg & Knupp LLP at 437 Madison Avenue, 25th Floor, New York, New York 10022 or at such other time, date or place to which the Annual Meeting may be postponed or adjourned. In addition, the Annual Meeting will also be held virtually via the Internet and you may attend and ask questions at the Annual Meeting online by visiting http://www.virtualshareholdermeeting.com/NMP2026.

You are cordially invited to attend the Annual Meeting for the purpose of considering and voting on the following proposals:

1.      Extension Amendment Proposal.    To approve, as a special resolution, an amendment to the amended and restated memorandum and articles of association of the Company currently in effect (the “Articles”) to extend the date by which the Company must consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”) from January 2, 2027 (the “Current Deadline”) to July 31, 2027, or such earlier date as our Board of Directors (the “Board”) may approve in accordance with the Articles (the “Extended Deadline”) (the “Extension Amendment Proposal,” and such extension, the “Extension”).

2.      Auditor Ratification Proposal.    To ratify, as an ordinary resolution, the selection by the Company’s audit committee and appointment of CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”).

3.      Adjournment Proposal.    To approve, as an ordinary resolution, the adjournment of the Annual Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and voting of proxies if there are insufficient votes to approve the Extension Amendment Proposal at the time of the Annual Meeting (the “Adjournment Proposal”).

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety. In addition to considering and voting on the foregoing proposals, shareholders will have the opportunity to present questions to the members of NMP’s management (the “Management”) regarding NMP’s (i) financial statements for the fiscal year ended December 31, 2025 filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 20, 2026 (the “2025 Annual Report”) and (ii) current affairs.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, please submit your proxy card as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares will be represented at the Annual Meeting.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial Business Combination. The Articles currently provide that the Company has until January 2, 2027, to complete its initial Business Combination. On September 4, 2026, NMP entered into a business combination agreement with GTS Holdings, LLC, GTS Holdings, Inc., Gibson Technical Services, Inc., Streeterville Capital, LLC and the other parties thereto, as amended on September 22, 2026, and as it may be further amended (the “Business Combination Agreement”). The transactions contemplated by that agreement are referred to as the “GTS Business Combination.” While NMP is using its best efforts to complete the GTS Business Combination as soon as possible, the Board believes that additional time may be required to complete the registration statement and proxy statement/prospectus process, obtain the necessary approvals and satisfy the other closing conditions contemplated by the Business Combination Agreement. The Extension would provide additional time to pursue the GTS Business Combination. There can be no assurance that it will be completed before the Current Deadline or the Extended Deadline, or at all.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Annual Meeting to a later date or dates, if necessary or convenient, if we determine that additional time is necessary or convenient to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal.

YOU ARE NOT BEING ASKED TO APPROVE THE GTS BUSINESS COMBINATION AT THIS ANNUAL MEETING. Approval of the Extension will not constitute approval of that transaction. Shareholders will receive separate proxy materials and a separate opportunity to vote on the GTS Business Combination if it is submitted for their approval.

If the Extension Amendment Proposal is approved, holders (the “Public Shareholders”) of our Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), issued as part of the units sold in our initial public offering (the “Public Shares”) who are eligible under Article 50.8 of the Articles will have the opportunity to redeem all or a portion of their Public Shares in connection with implementation of the Extension, whether they vote for or against the Extension Amendment Proposal, abstain or do not vote. The redemption price per share will equal the aggregate amount then held in the trust account established in connection with our initial public offering (the “Trust Account”), including interest earned thereon, which interest shall be net of Permitted Withdrawals (as defined in the Articles, the “Permitted Withdrawals”), divided by the number of Public Shares then outstanding. Permitted Withdrawals include amounts withdrawn from the interest earned on the funds held in the Trust Account (i) to fund the Company’s working capital requirements, subject to an aggregate $300,000 limit, and/or (ii) to pay the Company’s income or franchise taxes, if any.

As of November 4, 2026, the Trust Account held approximately $120.5 million, and the estimated redemption price was approximately $10.48 per Public Share. The actual redemption price will be determined in accordance with the Articles and may differ from this estimate. The closing price of our Class A ordinary shares on Nasdaq on November 4, 2026, was $10.41. Shareholders should obtain current market quotations and consider transaction costs and liquidity when evaluating a sale or redemption.

TO EXERCISE YOUR REDEMPTION RIGHTS WITH RESPECT TO ALL OR A PORTION OF YOUR PUBLIC SHARES: (1) IF YOU HOLD SUCH PUBLIC SHARES THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) YOU MUST SUBMIT A WRITTEN REQUEST TO OUR TRANSFER AGENT BY 5:00 P.M., EASTERN TIME, ON DECEMBER 4, 2026 (TWO BUSINESS DAYS BEFORE THE INITIALLY SCHEDULED ANNUAL GENERAL MEETING UNLESS THE COMPANY ANNOUNCES A DIFFERENT DEADLINE) THAT ALL OR SUCH PORTION OF YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER SUCH PUBLIC SHARES TO OUR TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT UNDER THE SECTION “REDEMPTION RIGHTS”). IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. A vote against the proposal is not a redemption request. Rights cannot be redeemed for cash from the Trust Account.

The Board has fixed the close of business on October 23, 2026, as the record date (the “Record Date”). Only holders of our Class A ordinary shares and Class B ordinary shares, par value $0.0001 per share (the “Class B ordinary shares,” and the Class A ordinary shares and the Class B ordinary shares together, the “ordinary shares”), at that time are entitled to notice of and to vote at the Annual Meeting. Each ordinary share is entitled to one vote on each proposal. Class A ordinary shares and Class B ordinary shares will vote together as a single class.

The Extension Amendment Proposal requires approval as a special resolution, being the affirmative vote of at least two-thirds of the votes cast by shareholders entitled to vote who are present in person or represented by proxy at the Annual Meeting. Each other proposal requires the affirmative vote of a simple majority of votes cast by shareholders entitled to vote who are present in person or represented by proxy. Abstentions and broker non-votes are not votes cast and will not affect the outcome, although ordinary shares represented by them will count toward a quorum to the extent recognized as present. The Auditor Ratification Proposal is not conditioned on approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not complete a Business Combination by the Current Deadline, we will cease all operations except for the purpose of winding up, redeem, subject to lawfully available funds, the Public Shares and liquidate and dissolve, in each case in accordance with the Articles and applicable law. Holders who do not redeem in connection with the Extension will retain their redemption rights in connection with a future Business Combination and their rights to a liquidation distribution if we do not complete a business combination within the applicable deadline.

After consideration of the relevant factors, the Board recommends that you vote “FOR” each proposal. Please read the accompanying proxy statement carefully, including the description of the interests of our sponsor, directors and officers that may differ from your interests as a public shareholder.

By Order of the Board of Directors
/s/ Melanie Figueroa
Melanie Figueroa
Chief Executive Officer and Director
November 6, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on December 8, 2026. This proxy statement and the accompanying notice are available at www.proxyvote.com.

NMP ACQUISITION CORP.
555 Bryant Street, No. 590
Palo Alto, CA 94301

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 8, 2026

NOTICE IS HEREBY GIVEN that an Annual General Meeting (the “Annual Meeting”) of shareholders of NMP Acquisition Corp. will be held on December 8, 2026 at 11 a.m. Eastern Time at the offices of Mitchell Silberberg & Knupp LLP at 437 Madison Avenue, 25th Floor, New York, New York 10022 or at such other time, on such other date and at such other place to which the Annual Meeting may be adjourned to consider and vote on the following proposals as more fully described below in the accompanying proxy statement which is dated November 6, 2026 and is first being mailed to shareholders on or about November 6, 2026. You may attend the meeting in person or online at http://www.virtualshareholdermeeting.com/NMP2026.

Capitalized terms used below have the meanings set forth in the accompanying proxy statement.

Proposal 1 Extension Amendment Proposal

To approve, as a special resolution, an amendment to the amended and restated memorandum and articles of association of the Company currently in effect (the “Articles”) to extend the date by which the Company must consummate a Business Combination (the “Extension”) from January 2, 2027 (the “Current Deadline”) to July 31, 2027, or such earlier date as the Board of Directors (the “Board”) may approve in accordance with the Articles (the “Extended Deadline”), by replacing the definition of “Completion Window” in Article 1.1 as set forth immediately below and in Annex A to the accompanying proxy statement (the “Extension Amendment Proposal”).

The full text of the resolution is as follows:

“RESOLVED, as a special resolution, that with immediate effect, the amended and restated memorandum and articles of association of the Company currently in effect be amended by replacing the existing definition of “Completion Window” in Article 1.1 with the following:

Completion Window	means the period of time:
(a) commencing on, and including, the closing date of the IPO; and
(b) ending on July 31, 2027, or such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.”

Proposal 2 Auditor Ratification Proposal

To ratify, as an ordinary resolution, the selection by our audit committee and appointment of CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”).

The full text of the resolution is as follows:

“RESOLVED, as an ordinary resolution that, the selection by the Company’s audit committee, and the appointment, of CBIZ CPAs P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, be confirmed, adopted, approved and ratified in all respects.”

Proposal 3 Adjournment Proposal

To approve, as an ordinary resolution, the adjournment of the Annual Meeting to a later date or dates or sine die, if necessary or desirable, to permit further solicitation and vote of proxies if, at the time of the Annual Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”).

The full text of the resolution is as follows:

“RESOLVED, as an ordinary resolution, to adjourn the general meeting to a later date or dates or sine die, if necessary or desirable, in the opinion of the directors, to permit further solicitation and vote of proxies if, at the time of the meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the special resolution.”

Only holders of ordinary shares at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A shareholder entitled to attend and vote is entitled to appoint a proxy to attend and vote on that shareholder’s behalf. A proxy need not be a shareholder of the Company.

The Board recommends a vote “FOR” each proposal. The Adjournment Proposal will be presented only if there are insufficient votes to approve the Extension Amendment Proposal. The Company may postpone the Annual Meeting or withdraw the Extension Amendment Proposal before it is put to a vote, subject to applicable law. No business combination is being submitted for approval at this meeting.

Public Shareholders seeking redemption must comply with the procedures and deadline described in the accompanying proxy statement. A shareholder’s voting instructions do not constitute a redemption election.

By Order of the Board of Directors
/s/ Melanie Figueroa
Melanie Figueroa
Chief Executive Officer and Director
November 6, 2026

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect NMP’s current views with respect to, among other things, the timing and completion of the GTS Business Combination, implementation of the Extension, our ability to fund operations and satisfy closing conditions, expected redemptions, future Trust Account balances and our continued Nasdaq listing. Likewise, NMP’s financial statements and all of NMP’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect NMP’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. NMP does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        the timing and completion of the GTS Business Combination including the ability to satisfy applicable closing conditions;

•        the volatility of the market price and liquidity of the Class A ordinary shares and other securities of NMP;

•        the use of funds not held in the Trust Account or available to NMP from interest income on the Trust Account balance;

While forward-looking statements reflect NMP’s good faith beliefs, they are not guarantees of future performance. Actual results may differ materially due to, among other things, failure to obtain approvals, delays in preparing financial statements or SEC filings, SEC review, inability to satisfy transaction or listing requirements, termination of the Business Combination Agreement, insufficient working capital, litigation, significant redemptions and changes in economic or market conditions. NMP disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause NMP’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in NMP’s 2025 Annual Report, as filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2026 and in other reports NMP files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to NMP (or to third parties making the forward-looking statements).

ii

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Annual Meeting and the proposals to be presented at the Annual Meeting. The following questions and answers do not include all the information that is important to NMP shareholders. Shareholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposals to be presented at the Annual Meeting and the voting procedures for the Annual Meeting, which will be held on December 8, 2026, at 11:00 a.m. Eastern Time at the office of Mitchell Silberberg & Knupp LLP at 437 Madison Avenue, 25th Floor, New York, New York 10022 or at such other time, on such other date and at such other place to which the Annual Meeting may be adjourned. You will be permitted to attend the Annual Meeting in person or participate virtually via the Internet.

Q:     Why am I receiving this proxy statement?

A:     NMP is a blank check company incorporated as a Cayman Islands exempted company on December 18, 2024, formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. NMP completed its initial public offering in July 2025, and a portion of the proceeds of that offering and of a concurrent private placement was deposited in the Trust Account. Under the Articles, NMP must complete its initial business combination by the Current Deadline. If it does not, NMP must cease operations, redeem 100% of the Public Shares for a pro rata portion of the Trust Account and liquidate.

You are receiving this Proxy Statement because you are a shareholder of NMP Acquisition Corp. as of the Record Date for the Annual Meeting.

At the Annual Meeting, NMP shareholders will be asked to consider and vote on the Extension Amendment Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal, each as described in this proxy statement. The Board is seeking the Extension to provide additional time to complete the GTS Business Combination. You are not being asked to vote on the GTS Business Combination at the Annual Meeting. If NMP proceeds with that transaction, it will hold a separate extraordinary general meeting and send you a separate proxy statement/prospectus. Holders of Public Shares who do not redeem in connection with the Extension will have a further opportunity to redeem at that time. Please note that GTS may terminate the Business Combination Agreement if the closing has not occurred by January 31, 2027, which is earlier than the Extended Deadline. See “— Why is NMP seeking an Extended Deadline later than the outside date in the Business Combination Agreement?”

This Proxy Statement provides you with information about the Annual Meeting, the proposals on which you are being asked to vote. It also explains the reasons for the Board of Directors’ recommendations with respect to the proposals and describes certain rights available to NMP’s public shareholders in connection with the Extension, including the right to request redemption of Public Shares, subject to the terms and conditions described in this Proxy Statement.

Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement carefully and vote your shares as soon as possible. Your vote is important, and we encourage you to submit your proxy in accordance with the instructions accompanying this Proxy Statement.

Q:     When and where is the Annual Meeting?

A:     The Annual Meeting will be held at the office of Mitchell Silberberg & Knupp LLP at 437 Madison Avenue, 25th Floor, New York, New York 10022 or at such other time, on such other date and at such other place to which the Annual Meeting may be adjourned. You will be permitted to attend the Annual Meeting in person or participate virtually via the Internet at http://www.virtualshareholdermeeting.com/NMP2026. The Annual Meeting will start at 11:00 a.m. Eastern Time, on December 8, 2026.

Q:     What are the specific proposals on which I am being asked to vote at the Annual Meeting?

A:     NMP shareholders are being asked to consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To approve, as a special resolution, an amendment to the Articles to reflect the Extension, as set out in Annex A attached to this proxy statement;

2.      Proposal No. 2 — Auditor Ratification Proposal — To ratify, as an ordinary resolution, the selection by our audit committee, and appointment, of CBIZ to serve as our independent registered public accounting firm for the year ending December 31, 2026; and

3.      Proposal No. 3 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

You are not being asked to approve the GTS Business Combination.

Q:     Why is NMP proposing the Extension Amendment Proposal, Auditor Ratification Proposal and the Adjournment Proposal?

A:     NMP’s Articles provide for (among other things) the return of the initial public offering proceeds held in trust to the holders of Public Shares if there is no qualifying business combination consummated on or before January 2, 2027. The purpose of the Extension Amendment Proposal is to allow NMP additional time to complete a business combination.

Although NMP is pursuing the GTS Business Combination, its completion requires the filing of a registration statement and proxy statement/prospectus process, shareholder approval and satisfaction of other conditions. Without the Extension, NMP believes that it will not be able to complete a business combination on or before January 2, 2027. If that were to occur, NMP would be forced to liquidate and dissolve. NMP believes that the Extension would reduce the risk that the Company must liquidate and dissolve before these steps can be completed.

If the Extension Amendment Proposal is not approved based on tabulated votes, NMP may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved by NMP’s shareholders, the Board may not be able to adjourn the Annual Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Auditor Ratification Proposal is being presented because the Annual Meeting is NMP’s annual general meeting. Neither the Articles nor Cayman Islands law requires shareholder ratification of the selection of CBIZ. The Board is submitting the selection to shareholders as a matter of good corporate governance. If shareholders do not ratify the selection, the audit committee will reconsider whether to retain CBIZ, but may decide to do so. Even if the selection is ratified, the audit committee may appoint a different firm at any time if it determines that a change would be in the best interests of NMP and its shareholders. The Extension Amendment Proposal and the Auditor Ratification Proposal are not conditioned on each other.

NMP reserves the right at any time to postpone the Annual Meeting. In the event the Annual Meeting is postponed or the Extension Amendment Proposal is not approved, and NMP does not complete a business combination on or prior to January 2, 2027, NMP will liquidate and dissolve in accordance with its Articles.

Q:     What is the status of the GTS Business Combination?

A:     NMP executed the Business Combination Agreement on September 4, 2026. It contemplates transactions under which NMP and GTS Holdings, LLC would become subsidiaries of GTS Holdings, Inc., a Nevada corporation, and holders of NMP securities would receive securities of that corporation as provided in the agreement. Gibson Technical Services, Inc. is a subsidiary of GTS Holdings, LLC. Streeterville Capital, LLC (“Streeterville”), the sole equityholder of GTS Holdings, LLC, is the seller under the Business Combination Agreement and will receive Pubco securities in the transaction. Streeterville also holds an indirect interest in the Founder Shares through non-managing membership interests in the Sponsor. See “Interests of the Sponsor and NMP Directors and Officers.” The agreement was amended on September 22, 2026 to change certain provisions related to the delivery of certain audited financial statements of GTS Holdings, Inc.

The contractual outside date is distinct from the Company’s deadline under the Articles. As disclosed in NMP’s September 8, 2026 Form 8-K, either NMP or GTS may terminate if closing has not occurred by December 31, 2026, or January 31, 2027 if the “Completion Window” has been extended under the Articles, or a later date agreed by NMP and GTS. Approval of this Extension does not itself amend that contractual date or require either party to continue the transaction beyond its applicable termination rights.

Q:     Does approval of the Extension guarantee completion of the GTS Business Combination?

A:     No. The GTS Business Combination remains subject to its closing conditions and termination provisions. Approval of the Extension only extends the time available under the Articles to consummate a business combination. The Company may still fail to complete a business combination and liquidate and dissolve.

Q:     What vote is required to approve the proposals presented at the Annual Meeting?

A:     The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the shareholders who, being present in person or represented by proxy and entitled to vote thereon at the Annual Meeting, vote at the Annual Meeting.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution, which requires the affirmative vote of a simple majority of the votes cast by the shareholders who, being present in person or represented by proxy and entitled to vote thereon at the Annual Meeting, vote at the Annual Meeting.

An NMP shareholder who attends the Annual Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending its duly authorized representative or proxy), will be counted (and the number of ordinary shares held by such NMP shareholder will be counted) for the purposes of determining whether a quorum is present at the Annual Meeting. The presence, in person or by proxy or by duly authorized representative, at the Annual Meeting of the holders of at least one-third of all issued and outstanding ordinary shares entitled to vote at the Annual Meeting shall constitute a quorum for the Annual Meeting.

At the Annual Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) is approved, and any ordinary shares which are not voted at the Annual Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal. Abstentions, while considered present for the purposes of establishing a quorum, will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     NMP believes shareholders will benefit from NMP consummating a business combination, including the GTS Business Combination, and is proposing the Extension Amendment Proposal to extend the date by which NMP has to complete a business combination until the Extended Deadline. While NMP seeks to complete the GTS Business Combination as soon as possible, without the Extension, NMP believes that it will not be able to complete a business combination on or before January 2, 2027. If that were to occur, NMP would be forced to liquidate and dissolve.

Q:     Why should I vote “FOR” the Auditor Ratification Proposal?

A:     Ratification gives shareholders an opportunity to express their views on the audit committee’s selection of NMP’s independent registered public accounting firm. CBIZ audited NMP’s financial statements for the fiscal year ended December 31, 2025, and the audit committee believes that retaining CBIZ for the fiscal year ending December 31, 2026 is in the best interests of NMP and its shareholders. See “Proposal No. 2 — Auditor Ratification Proposal.”

The Board recommends that you vote “FOR” the Auditor Ratification Proposal.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by NMP’s shareholders, the Board may not be able to adjourn the Annual Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:     How will the Sponsor and NMP’s directors and officers vote?

A:     Our sponsor, Next Move Capital LLC (the “Sponsor”) and NMP’s directors and officers have advised NMP that they intend to vote any ordinary shares over which they have voting control in favor of the Extension Amendment Proposal, the Auditor Ratification Proposal and, if necessary, the Adjournment Proposal.

The Sponsor may enter into arrangements with a limited number of shareholders pursuant to which such shareholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may agree to provide such shareholders with Class B ordinary shares (the “Founder Shares”) held by the Sponsor (or membership interests in the Sponsor) pursuant to such arrangements.

Holders of Founder Shares, including the Sponsor and other third party holders of the Company’s Class B ordinary shares (the “at-risk investors”), are not entitled to redeem any Founder Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, holders of the Founder Shares, including the Sponsor, beneficially owned and were entitled to vote 3,833,333 Class B ordinary shares, representing approximately 24.0% of NMP’s issued and outstanding ordinary shares.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal?

A:     If you do not want the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Annual Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, and your ordinary shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Annual Meeting in person or by proxy, or if you do attend the Annual Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Annual Meeting, your ordinary shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved, and your ordinary shares which are not voted at the Annual Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     If there are insufficient votes to approve the Extension Amendment Proposal, NMP may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal is not approved at the Annual Meeting or at any postponement or adjournment thereof, and a business combination is not completed on or before January 2, 2027, NMP will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of Permitted Withdrawals and less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of NMP’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to NMP’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Holders of Founder Shares, including the Sponsor, other third-party holders of Class B ordinary shares and the officers and directors of NMP, waived their rights to participate in any liquidation distribution with respect to the Founder Shares held by them. There will be no distribution from the Trust Account with respect to NMP’s rights, which will expire worthless in the event NMP liquidates and dissolves.

Q:     If the Extension Amendment Proposal is approved, what happens next?

A:     If the Extension Amendment Proposal is approved, NMP will continue to attempt to consummate the GTS Business Combination until the Extended Deadline. NMP will file the special resolution approving the Extension Amendment Proposal and the amendment to the Articles as set out in Annex A hereto with the Registrar of Companies of the Cayman Islands and will continue its efforts to obtain approval of the GTS Business Combination at an extraordinary general meeting and consummate such transaction on or before the Extended Deadline.

If the Extension Amendment Proposal is approved, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the issued and outstanding ordinary shares of NMP held by NMP’s officers, directors, the Sponsor and its affiliates.

Q:     If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:     Whether you vote for or against the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares if the Extension Amendment Proposal is approved. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:     Will how I vote affect my ability to exercise redemption rights?

A:     No. You may exercise your redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of NMP on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, and potentially less cash.

Q:     May I change my proxy voting instructions after I have mailed my signed proxy card?

A:     Yes. You may change your proxy voting instructions by:

•        entering updated proxy instructions via the Internet, if this option is available to you; or

•        submitting a later-dated, signed proxy card to NMP Acquisition Corp., 555 Bryant Street, No. 590, Palo Alto, CA 94301, Attn: Chief Financial Officer, so that it is received by the Company prior to the Annual Meeting; or

•        attending and voting during the Annual Meeting.

You also may revoke your proxy by sending a notice of revocation to NMP’s Chief Financial Officer, which must be received by NMP’s Chief Financial Officer on or before the Annual Meeting. Attending the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or otherwise vote at the Annual Meeting.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of ordinary shares, who, being present in person or represented by proxy and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Approval of the Auditor Ratification Proposal requires an ordinary resolution, being the affirmative vote of a simple majority of votes cast by the holders of the ordinary shares who, being present in person or represented by proxy and entitled to vote thereon at the Annual Meeting, vote at the Annual Meeting. Approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of a simple majority of the votes cast by the holders of the ordinary shares who, being present in person or represented by proxy and entitled to vote thereon at the Annual Meeting, vote at the Annual Meeting.

Shareholders who attend the Annual Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of ordinary shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Annual Meeting. The presence, in person or by proxy or by duly authorized representative, at the Annual Meeting of the holders of at least one-third of all issued and outstanding ordinary shares entitled to vote at the Annual Meeting shall constitute a quorum for the Annual Meeting.

At the Annual Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) is approved, and any ordinary shares which are not voted at the Annual Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal. Abstentions will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

Q:    If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. NMP believes that the Extension Amendment Proposal and the Adjournment Proposal will be considered non-discretionary matters, and that the Auditor Ratification Proposal will be considered a discretionary (routine) matter and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on the Extension Amendment Proposal or the Adjournment Proposal, but may vote your shares in its discretion on the Auditor Ratification Proposal. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal or the Adjournment Proposal.

Q:     What constitutes a quorum at the Annual Meeting?

A:     The holders of at least one-third of the issued and outstanding ordinary shares entitled to vote as of the Record Date at the Annual Meeting must be present, in person or by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Annual Meeting to constitute a quorum and in order to conduct business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. Holders of Founder Shares, including the Sponsor, which together hold approximately 24.0% of NMP’s issued and outstanding ordinary shares, will count towards this quorum. As a result, 1,490,278 Public Shares would be required to be present at the Annual Meeting to achieve a quorum.

Q:     How do I vote?

A:     If you were a holder of record of ordinary shares on October 23, 2026, the Record Date for the Annual Meeting, you may vote with respect to the proposals yourself at the Annual Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 10:00 a.m. Eastern Time, on December 8, 2026.

Voting by Internet.    Shareholders who have received a copy of the proxy card by mail may be able to submit their proxy instructions over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Q:     Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of NMP and its shareholders. The Board recommends that NMP’s shareholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Auditor Ratification Proposal and the Adjournment Proposal are in the best interests of NMP and its shareholders and recommends that NMP’s shareholders vote “FOR” the Auditor Ratification Proposal and the Adjournment Proposal.

Q:     What interests do NMP’s directors and officers have in the approval of the Extension Amendment Proposal?

A:     NMP’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of the Founder Shares, private placement shares and Public Rights. See the section entitled “Interests of the Sponsor and NMP Directors and Officers” in this proxy statement.

Q:     Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:     No. There are no appraisal rights available to NMP’s shareholders in connection with the Extension Amendment Proposal.

Q:     If I am a holder of Public Rights (defined below), can I exercise redemption rights with respect to my Public Rights?

A:     No. The holders of rights issued in connection with NMP’s initial public offering which provide that each right is entitled to one-fifth of one Class A ordinary share (the “Public Rights”) have no redemption rights with respect to such Public Rights.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal will affect you as a shareholder. You should then submit your proxy instructions as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     How do I exercise my redemption rights?

A:     In connection with the Extension Amendment Proposal and contingent upon the approval of the Extension, NMP’s shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account and not previously released to NMP, including interest earned on the Trust Account (which interest shall be net of Permitted Withdrawals), divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated July 2, 2025, filed in connection with NMP’s initial public offering.

In order to exercise your redemption rights, you must, on or before 5:00 p.m., Eastern Time, on December 4, 2026 (two business days before the Annual Meeting), tender your shares physically or electronically and submit a request in writing that NMP redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, LLC, NMP’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: Spacredemptions@continentalstock.com

NMP shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is NMP’s understanding that NMP shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, NMP does not have any control over this process and it may take longer than two weeks. NMP shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

NMP shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Annual Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Annual Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with the Redemption and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed herein.

Q:     What should I do if I receive more than one set of voting materials for the Annual Meeting?

A:     You may receive more than one set of voting materials for the Annual Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Annual Meeting?

A:     NMP will pay the cost of soliciting proxies for the Annual Meeting. NMP has engaged D.F. King & Co, Inc. to assist in the solicitation of proxies for the Annual Meeting. The directors, officers and employees of NMP (and their affiliates) may also solicit proxies by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

NMP Acquisition Corp.

555 Bryant Street, No. 590

Palo Alto, CA 94301
Attention: Melanie Figueroa
Tel: (408) 357-3214
Email: ir@nmpspac.com

You may also contact the proxy solicitor for NMP at:

D.F. King & Co, Inc.
28 Liberty Street, Floor 53
New York, NY 10005
Call Toll-Free: (800) 283-9185
Banks and Brokers Call: (646) 461-2610
Email: NMP@dfking.com

You may also obtain additional information about NMP from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., Eastern Time, on December 4, 2026 (two business days before the Annual Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: Spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in the 2025 Annual Report and the Company’s Quarterly Reports on Form 10-Q filed with the SEC on May 13, 2026, August 13, 2026, and in the other reports we file with the SEC before making a decision to invest in the Company’s securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will ensure the completion of a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a business combination will be consummated prior to the Extended Deadline. The Company’s ability to consummate a business combination is dependent on a variety of factors, many of which are beyond the Company’s control. In addition, the additional time may not be sufficient to complete the GTS Business Combination or any other business combination. SEC review, audited financial statement preparation, regulatory or shareholder approvals, listing requirements and other conditions may delay or prevent closing. The agreement with respect to the GTS Business Combination may be terminated even if the Extension is approved. In particular, either NMP or GTS may terminate the Business Combination Agreement if closing has not occurred by January 31, 2027 (if the Completion Window is extended in accordance with the Business Combination Agreement and the Articles), six months before the Extended Deadline, unless the parties agree to a later date. In that event, the Company may be unable to identify and complete another transaction before its applicable deadline.

The exercise of redemption rights with respect to a large number of Public Shares in connection with the Extension may reduce available capital and limit our ability to continue to list our securities on Nasdaq.

The redemption rate of shares held by Public Shareholders of SPACs at the time of a shareholders meeting that approves an amendment to the SPAC’s charter or the initial business combination of the SPAC has been very high, especially for SPACs such as us that have not received additional contributions in their trust accounts in connection with such amendments. Therefore, there is a high likelihood that we, too, may be subject to significant redemptions that may affect our ability to continue to list our securities on Nasdaq. Redemptions will reduce the Trust Account and the number of Public Shares outstanding. This may limit capital available for a business combination, impair compliance with public float, holder or other listing requirements, and increase the voting power and relative ownership of the sponsor and other non-redeeming shareholders. Redemptions may also make trading more volatile or less liquid. Completion of the Extension does not waive any applicable business combination closing condition or Nasdaq requirement.

The Company will incur additional expenses during the Extension.

The Company will continue to incur reporting, legal, accounting, insurance and administrative costs during the extension period. We may require additional working capital from the Sponsor or others, and there is no assurance that financing will be available on acceptable terms or at all. Additional debt or convertible financing may affect the amount of cash available at closing and dilute shareholders if converted.

Our Sponsor and our directors and officers have interests that may differ from yours.

Founder Shares and private placement securities may become worthless if no business combination occurs, while Public Shares are entitled to a liquidation distribution. The Sponsor and our directors and officers may therefore have incentives to favor an extension and a Business Combination. Streeterville, the seller under the Business Combination Agreement, also holds an indirect interest in the Founder Shares through non-managing membership interests in the Sponsor, and Mr. Ali will serve as the chief executive officer and a director of Pubco if the GTS Business Combination is completed. Their economic exposure may differ materially from that of a public shareholder who purchased shares at market prices. See “Interests of the Sponsor and NMP Directors and Officers.”

Trust Account distributions may be affected by claims and permitted withdrawals.

The Trust Account is subject to the arrangements described in the Articles and trust agreement. Permitted Withdrawals of interest reduce the funds otherwise available for distribution. Creditor claims, insolvency proceedings or limitations on enforcement of waivers or indemnities could also reduce distributions. No assurance can be given that a Public Shareholder will receive a particular redemption or liquidation amount.

Public Shareholders who wish to redeem their Public Shares in connection with the Extension must timely comply with the applicable redemption procedures, and such redemptions may have adverse tax consequences.

Public Shareholders seeking to exercise their redemption rights in connection with the Extension must timely comply with the procedures and deadlines described in this proxy statement, including submitting a timely redemption request and delivering their Public Shares to the Company’s transfer agent. Shareholders who hold their Public Shares through a broker, bank or other nominee should be aware that such intermediaries may impose earlier deadlines for submitting redemption instructions. Failure to comply with the applicable procedures and deadlines may result in a Public Shareholder being unable to redeem its Public Shares in connection with the Extension.

In addition, the U.S. federal income tax consequences of a redemption will depend on a shareholder’s particular facts and circumstances. A redemption of Public Shares may be treated as a sale or exchange or as a distribution for U.S. federal income tax purposes. In our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, we disclosed that we likely were a passive foreign investment company, or PFIC, for U.S. federal income tax purposes for the taxable year ended December 31, 2025, that we expected to complete a business combination in 2026 and that our PFIC status for 2026 was uncertain. We now expect to be classified as a PFIC for the taxable year ending December 31, 2026. Because the PFIC start-up exception requires, among other things, that we not be a PFIC for either of the two taxable years following our first taxable year with gross income, we do not expect the start-up exception to be available for the taxable year ended December 31, 2025. The Company continues to meet the requirements for classification as a PFIC until the completion of the GTS Business Combination, as we will continue to hold predominantly passive assets and generate passive income. The Extension could prolong this period and increase the likelihood that the Company will be classified as a PFIC for subsequent taxable years. Upon completion of the GTS Business Combination, the Company is expected to become a wholly owned subsidiary of Pubco, a U.S. corporation, and, as a result, is expected to be classified as a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes. Although the Company may continue to meet the requirements for classification as a PFIC following the GTS Business Combination, the PFIC rules generally would not apply to Pubco during any period in which the Company is a CFC and Pubco is a U.S. shareholder within the meaning of Section 951(b) of the Internal Revenue Code. If we are treated as a PFIC for any taxable year during which a U.S. Holder holds our Public Shares, such holder may be subject to adverse U.S. federal income tax consequences, including additional taxes, interest charges and reporting requirements, particularly in connection with a redemption of Public Shares. Certain elections, including a qualified electing fund election, may mitigate some of these consequences. However, a U.S. Holder that held Public Shares in 2025 and did not make a timely qualified electing fund election for that year generally cannot now make an election that would eliminate these consequences for 2025, and there can be no assurance that any election will be available or will eliminate all adverse tax consequences. The PFIC rules may also apply to U.S. Holders that exchange NMP securities in the GTS Business Combination, as will be described in the registration statement for that transaction. Public Shareholders are urged to consult their own tax advisors regarding the tax consequences of exercising their redemption rights, including the potential application of the PFIC rules.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements, and our ability to complete an initial business combination could be adversely affected.

We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). However, there can be no assurance that we will not be deemed to be an investment company. The determination of whether we are an investment company depends on the nature of our activities and assets, including the investments held in the Trust Account, and the duration of our operations prior to completing an initial business combination. The Extension would increase the period during which we may hold funds in the Trust Account prior to completing an initial business combination and could increase the risk that we may be deemed to be an investment company.

As previously disclosed, the funds held in the Trust Account may be invested in U.S. government securities with a maturity of 185 days or less or in certain money market funds that invest solely in U.S. Treasury obligations and meet certain conditions under Rule 2a-7 of the Investment Company Act. To mitigate the risk that we might be deemed to be an investment company, we may, at any time, instruct the trustee to liquidate the investments held in the Trust Account and instead hold such funds in cash or an interest-bearing demand deposit account at a bank. Any such action could reduce the interest earned on funds held in the Trust Account and, consequently, the amount available for redemption by our Public Shareholders or for use in connection with an initial business combination.

If we were deemed to be an investment company under the Investment Company Act, we could be subject to additional regulatory requirements that may be costly or impracticable to satisfy and could restrict our ability to complete an initial business combination. As a result, we may be required to abandon our efforts to complete an initial business combination and liquidate and dissolve the Company. There can be no assurance that the measures we may take to mitigate this risk will be effective.

ANNUAL MEETING OF NMP SHAREHOLDERS

This proxy statement is being provided to NMP shareholders as part of a solicitation of proxies by the Board for use at the Annual Meeting to be held on December 8, 2026, and at any postponement or adjournment thereof. This proxy statement contains important information regarding the Annual Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about November 6, 2026, to all shareholders of record of NMP as at the close of business on October 23, 2026, the Record Date for the Annual Meeting. Shareholders who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Annual Meeting.

Date, Time and Place of Annual Meeting

The Annual Meeting will be held on December 8, 2026, at 11:00 a.m. Eastern Time at the office of Mitchell Silberberg & Knupp LLP at 437 Madison Avenue, 25th Floor, New York, New York 10022 or at such other time, on such other date and at such other place to which the Annual Meeting may be adjourned.

You will be permitted to attend the Annual Meeting in person or participate virtually via the Internet at http://www.virtualshareholdermeeting.com/NMP2026.

Proposals at the Annual Meeting

•        Proposal No. 1 — Extension Amendment Proposal — To approve, as a special resolution, an amendment to the Articles to reflect the Extension, as set out in Annex A to this proxy statement;

•        Proposal No. 2 — Auditor Ratification Proposal — To ratify, as an ordinary resolution, the selection by our audit committee, and appointment, of CBIZ to serve as our independent registered public accounting firm for the year ending December 31, 2026; and

•        Proposal No. 3 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

Voting Power; Record Date

The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Annual Meeting if you owned ordinary shares at the close of business on October 23, 2026, which is the Record Date for the Annual Meeting. You are entitled to one vote for each ordinary share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 15,970,833 issued and outstanding ordinary shares, of which 11,500,000 Class A ordinary shares are held by NMP Public Shareholders, 637,500 Class A ordinary shares are held by the Sponsor, certain third-party investors and the underwriter in the Company’s initial public offering, and 3,833,333 Class B ordinary shares are held by the Sponsor and certain other third-party investors.

Recommendation of the Board

The Board unanimously recommends that you vote “For” each of these proposals.

Broker Non-Votes

Holders of our ordinary shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. We believe that each of the Extension Amendment Proposal and the Adjournment Proposal is a “non-routine” matter, and therefore, banks or brokerages cannot use discretionary authority to vote shares on such proposals if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted. In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.

Quorum and Vote Required

Under Article 23.1 of the Articles, holders of at least one-third of the issued and outstanding ordinary shares, present in person, by proxy or through a duly authorized representative as applicable, constitute a quorum. Abstentions and broker non-votes count toward a quorum to the extent the underlying shares are represented at the Annual Meeting but are excluded from votes cast. If a quorum is not present within half an hour from the start of the Annual Meeting, the Annual Meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present, in person or represented by proxy, shall constitute a quorum.

Proposal	Resolution	Required vote of votes cast
Extension Amendment	Special	At least two-thirds
Auditor Ratification	Ordinary	Simple majority
Adjournment	Ordinary	Simple majority

Approval of the Auditor Ratification Proposal is independent of the Extension Amendment Proposal. The Adjournment Proposal will be presented only if the tabulated vote is insufficient for the Extension Amendment Proposal. Failure to vote is not a vote against any proposal. A properly executed proxy without voting directions will be voted “FOR” all three proposals, with Proposal 3 (the Adjournment Proposal) voted only if presented.

Voting by Record Holders

If you are an NMP shareholder of record as at the Record Date, you may vote in person or by proxy.

Voting by Mail

You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 10:00 a.m. Eastern Time, on December 15, 2026.

Voting by Internet

Shareholders who have received a copy of the proxy card by mail may be able to submit their proxy instructions over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting Shares Held in Street Name

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than directly from NMP. Simply complete and return the voting instruction form to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your voting instruction form in the self-addressed, postage-paid envelope provided. To vote yourself at the Annual Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

You will be permitted to attend the Annual Meeting in person at the offices of Mitchell Silberberg & Knupp LLP or participate virtually via the Internet. Follow the instructions provided to vote. NMP encourages you to access the Annual Meeting prior to the start time leaving ample time for the check in.

Revoking Your Proxy

If you are a shareholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•        you may enter a new vote by Internet;

•        you may send a later dated, signed proxy card to NMP Acquisition Corp., 555 Bryant Street, No. 590 Attn: Chief Executive Officer, so that it is received by NMP’s Chief Executive Officer on or before the Annual Meeting; or

•        you may attend the Annual Meeting, revoke your proxy, and vote as indicated above.

Solicitation and Costs

The Company will pay the costs of soliciting proxies. We have retained D.F. King & Co., Inc. as proxy solicitor for a fee of $15,000, plus reimbursement of agreed expenses. Our directors, officers and employees may solicit proxies by telephone, email or other means without additional compensation.

Results and Other Business

Preliminary results may be announced at the meeting. Final results will be reported on Form 8-K as required. The Board does not know of other business to be submitted. The proxy holders may exercise discretion on matters properly presented to the extent permitted by applicable law and the proxy rules. They will not use that discretion to seek approval of a business combination at this meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your ordinary shares, you may call our proxy solicitor toll free at (800) 283-9185. Banks and brokers may call at (646) 461-2610.

Appraisal Rights

No appraisal rights are available under Cayman Islands law in connection with these proposals. The contractual redemption opportunity for eligible Public Shares is described below.

REDEMPTION RIGHTS

Eligible Shares and Redemption Price

In accordance with Article 50.8 of the Articles, if the Extension Amendment Proposal is approved, holders of Public Shares shall have the opportunity to redeem all or a portion of their Public Shares in connection with the Extension. Founder Shares, private placement shares, representative shares and Public Rights do not carry this redemption right.

The redemption price per share, payable in cash, is equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of Permitted Withdrawals and up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then issued and outstanding. Permitted Withdrawals include amounts withdrawn from the Trust Account (i) to fund the Company’s working capital requirements, which amount shall be subject to a limit of $300,000 in the aggregate from interest earned on the funds held in the Trust Account, and/or (ii) to pay the Company’s income or franchise taxes, if any. No principal held in the Trust Account may be used for Permitted Withdrawals. As of November 4, 2026, $300,000 has been withdrawn from the Trust Account in connection with Permitted Withdrawals and the estimated redemption price was $10.48 per share. The final amount and calculation date will be determined with the trustee in accordance with Article 50.8 and disclosed as appropriate.

How to Exercise Redemption Rights

To redeem, you must, by 5:00 p.m. Eastern Time on December 4, 2026, two business days before the initially scheduled Annual Meeting, unless the Company announces a different deadline:

1.      Submit a written request to Continental Stock Transfer & Trust Company identifying the beneficial owner in writing and providing its legal name, phone number, and address and requesting redemption of the specified number of Public Shares for cash at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: Spacredemptions@continentalstock.com

and

2.      Deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Annual Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with the Redemption and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposals at the Annual Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Prior to their exercising redemption rights, NMP shareholders should verify the market price of the Class A ordinary shares, as shareholders may receive higher proceeds from the sale of their Class A ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price, as there may not be sufficient liquidity in the Class A ordinary shares when you wish to sell your shares.

If your shares are held through a nominee, instruct it sufficiently early to complete delivery. Your broker’s deadline may be earlier than the Company’s deadline. Merely voting for or against the proposal, or sending a proxy card, will not redeem your shares.

If you hold units, instruct your broker or Continental to separate the units into their constituent shares and rights before submitting the shares for redemption. Allow sufficient time for separation and delivery. You may retain the rights, but they are not entitled to any Trust Account payment. A broker or other intermediary may charge a processing or delivery fee.

Redemptions will be paid promptly after approval of the Extension Amendment Proposal, subject to the Articles and applicable law. If the Extension Amendment Proposal is not approved, the Company will not process the requested Extension redemptions and will return any tendered certificates or restore electronic positions as appropriate. The Company may permit withdrawal of a redemption request in its discretion; contact Continental promptly to seek consent.

If you exercise your redemption rights, your Public Shares so redeemed will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of NMP, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved, and a business combination is not completed on or before January 2, 2027, NMP will be required to liquidate the Trust Account by returning the then remaining funds in such account including any interest earned (which interest shall be net of Permitted Withdrawals and less up to $100,000 of interest to pay dissolution expenses) to the Public Shareholders and all of the Public Rights will terminate worthless.

Remaining Rights and Liquidation

A non-redeeming holder retains the right to seek redemption in connection with a subsequent Business Combination under the Articles and the related proxy materials. If no Business Combination is completed within the applicable Completion Window, or the Board otherwise resolves to wind up, the Company will cease operations except for winding up; redeem the Public Shares as promptly as reasonably possible, but no later than ten business days thereafter, subject to lawfully available funds; and then liquidate and dissolve subject to remaining shareholder and Board approval and applicable law.

The liquidation redemption price will reflect the Trust Account balance, including interest net of Permitted Withdrawals and up to $100,000 of interest for dissolution expenses, divided by Public Shares then outstanding. Liquidation redemptions extinguish public shareholders’ rights as shareholders, including rights to further liquidation distributions, subject to applicable law. Rights will expire without a Trust Account distribution if no business combination is completed.

INTERESTS OF THE SPONSOR AND NMP DIRECTORS AND OFFICERS

When you consider the recommendation of the Board, NMP shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board and officers of NMP have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to NMP shareholders that they approve the Extension Amendment Proposal. NMP shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•        The Sponsor initially purchased 3,833,333 Founder Shares for $25,000. Following the arrangements described in our IPO filings, including the transfer of 650,000 Founder Shares to at-risk investors, it held 3,183,333 Founder Shares. It also purchased 112,500 private placement units for $1,125,000. Each unit included a Class A ordinary share and a right to receive one-fifth of one Class A ordinary share upon consummation of our initial Business Combination. The Sponsor’s Founder Shares and private placement securities do not participate in Trust Account liquidation distributions and may become worthless if no Business Combination occurs. Their low acquisition cost can allow a positive return for the Sponsor even if Public Shareholders experience losses following a Business Combination.

•        Melanie Figueroa and Nadir Ali are co-managing members of Next Move Partners LLC, which manages the Sponsor, and may be deemed to beneficially own its NMP securities. Our independent directors and Streeterville hold non-managing interests in the Sponsor. These interests can create incentives to support additional time to complete a Business Combination.

•        Streeterville, the seller under the Business Combination Agreement and the sole equityholder of GTS Holdings, LLC, and certain of its affiliates hold non-managing membership interests in the Sponsor representing an indirect economic interest in approximately 1,045,688, of our outstanding founder shares as of the Record Date. Streeterville has no right to control the Sponsor or to vote or dispose of the securities held by the Sponsor. Because Streeterville’s indirect interest in the Founder Shares would become worthless if NMP liquidates and dissolves, and Streeterville will receive the consideration payable to the seller if the GTS Business Combination is completed, Streeterville has interests in the approval of the Extension that may differ from those of Public Shareholders. Based on the closing price of the Class A ordinary shares on Nasdaq on November 5, 2026, Streeterville’s indirect interest in the Founder Shares had an aggregate market value of approximately $10.9 million.

•        Under the Business Combination Agreement, Nadir Ali, our Chief Financial Officer and a director, will serve as a director and as the chief executive officer of Pubco immediately after the closing of the GTS Business Combination. The Business Combination Agreement also contemplates that Pubco will adopt an equity incentive plan providing for awards covering 15% of the shares of Pubco common stock outstanding immediately after the closing, under which Mr. Ali may receive awards. These arrangements give Mr. Ali an interest in the completion of the GTS Business Combination, and therefore in the Extension, that differs from the interests of Public Shareholders.

•        The Company accrues $20,000 per month under its administrative services arrangement with the Sponsor for office space, utilities and secretarial and administrative support. Additional amounts may accrue during the Extension. The Sponsor and/or our officers or directors may have outstanding loans, reimbursable expenses or other claims that would be repaid in connection with a Business Combination but may not be recoverable if the Company liquidates. As of November 4, 2026, outstanding Sponsor or affiliate loans were $4,963, accrued administrative fees were $320,000. Any unreimbursed expenses were nominal as of such date.

•        The Sponsor intends to vote shares they control in favor of the proposals. Their holdings represent approximately 20.6% of outstanding voting shares as of the Record Date. As of the date of this proxy statement, the Sponsor has not entered into any such purchase or non-redemption arrangements. If any are entered into, the Company will file a Current Report on Form 8-K disclosing their material terms, including consideration, beneficiaries, voting and redemption restrictions and resulting dilution, before the redemption deadline.

•        The Sponsor and NMP’s directors and officers have agreed not to redeem any ordinary shares held by them in connection with a shareholder vote to approve an initial business combination.

•        The holders of the Founder Shares, including the Sponsor and other third party investors holding such Founder Shares, have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any of the Founder Shares held by them and the Sponsor and NMP’s officers and directors will not be reimbursed for any out-of-pocket expenses, if NMP fails to complete an initial Business Combination on or before January 2, 2027, and the Extension Amendment Proposal is not approved. Accordingly, the Sponsor, NMP’s officers and directors will lose their entire investment in NMP if NMP fails to complete an initial Business Combination on or before January 2, 2027, and the Extension Amendment Proposal is not approved.

•        if the Trust Account is liquidated, including in the event NMP is unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify NMP to the extent necessary to preserve the proceeds in the Trust Account, if and to the extent any claims by a third party for services rendered or contracted for or products sold to NMP, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in value of the trust assets, in each case net of the interest that may be withdrawn to pay NMP’s tax obligations, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under NMP’s indemnity of the underwriters of NMP’s initial public offering against certain liabilities, including liabilities under the Securities Act.

Additionally, if the Extension Amendment Proposal is approved and NMP consummates a business combination, the officers and directors may have additional interests as described in the proxy statement/prospectus for such transaction.

The Sponsor is not, is not controlled by, and does not have substantial ties with, any non-U.S. person. NMP does not believe that the GTS Business Combination will be subject to review by the Committee on Foreign Investment in the United States.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company proposes to amend the definition of Completion Window in Article 1.1 of the Articles to replace the existing eighteen-month period following the IPO closing with a period ending July 31, 2027, subject to earlier termination approved by the Directors or a later date approved by Members in accordance with the Articles. The Current Deadline is January 2, 2027. Annex A contains the full text of the proposed amendment.

As contemplated by the Articles, the holders of NMP’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is approved.

As of November 4, 2026 the redemption price per share was approximately $10.48, based on the aggregate amount on deposit in the Trust Account of approximately $120.5 million as of November 4, 2026 (including interest earned thereon, net of Permitted Withdrawals), divided by the total number of then outstanding Public Shares. The closing price of the Class A ordinary shares on the Nasdaq Global Market on November 4, 2026, was $10.41 per share. NMP cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. NMP believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if NMP does not complete a Business Combination on or before January 2, 2027.

You are not being asked to vote on the GTS Business Combination or any other business combination at this time. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares who do not elect to redeem their Public Shares will retain their right to redeem their Public Shares if and when a business combination is submitted to shareholders for approval, subject to any limitations set forth in the Articles. In addition, public shareholders who do not redeem their Public Shares in connection with the Extension will be entitled to have their Public Shares redeemed for cash if the Company has not completed a business combination before the Extended Deadline or upon the Company’s earlier liquidation, subject to any limitations set forth in the Articles.

Reasons for the Extension Amendment Proposal

NMP’s Articles currently provide that NMP has until January 2, 2027, to complete a Business Combination. The Articles provide holders of Public Shares with the right to seek redemption of their Public Shares in connection with an extension of such date. The Board believes that it is in the best interests of NMP shareholders that the Extension be obtained so that NMP will have a limited additional amount of time to consummate the GTS Business Combination. Without the Extension, NMP believes that it will not be able to complete the GTS Business Combination on or before January 2, 2027. If that were to occur, NMP would be forced to liquidate and dissolve.

The Extension Amendment Proposal is essential to allowing NMP additional time to consummate the GTS Business Combination.

The Board believes that the Extension is in the best interests of the Company and shareholders because it provides additional time to complete the GTS Business Combination while allowing eligible public shareholders to redeem rather than remain invested during the additional period. Without an extension, the Company may be required to liquidate and dissolve despite having signed the Business Combination Agreement.

In reaching its recommendation, the Board considered the status of the GTS Business Combination, the remaining SEC filing and review process, approvals and closing conditions, the possible loss of the transaction opportunity if the Company liquidates and dissolves, ongoing operating costs, liquidity and funding needs, potential redemptions and listing consequences, public shareholders’ redemption rights, and the interests of the Sponsor and insiders, including Streeterville’s indirect interest in the Founder Shares as a non-managing member of the Sponsor and its role as the seller under the Business Combination Agreement, and Mr. Ali’s expected post-closing roles with Pubco.

The Extension does not change the consideration payable under the Business Combination Agreement, waive its closing conditions or termination rights, or constitute approval of a business combination. Shareholders will receive the applicable transaction materials if the GTS Business Combination is submitted for approval.

Shareholders should note that the contractual outside date under the Business Combination Agreement is earlier than the Extended Deadline. Either NMP or GTS may terminate the Business Combination Agreement if closing has not occurred by January 31, 2027 (if the Completion Window is extended in accordance with the Business Combination Agreement and the Articles), unless the parties agree to a later date. Accordingly, even if the Extension Amendment Proposal is approved, the Business Combination Agreement may be terminated after January 31, 2027. As of the date hereof, NMP and GTS have not agreed to extend this date.

Implementation and Trust Account Arrangements

If the Extension Amendment Proposal is approved, the Extension will be effective and we will file a copy of the special resolution the subject of the Extension Amendment Proposal with the Registrar of Companies of the Cayman Islands and, as required, give the necessary instructions to the trustee and process eligible redemption elections.

Section 1(i) of the Investment Management Trust Agreement accommodates a later deadline approved by shareholders in accordance with the Articles. Accordingly, no separate amendment to that agreement is proposed solely to implement this Extension.

We cannot predict the amount that will remain in the Trust Account following any Extension redemptions if the Extension is effective. The amount remaining in the Trust Account may be only a small fraction of the approximately $120.5 million that was in the Trust Account as of November 4, 2026.

Consequences if the Extension Is Not Approved

If the Extension is not approved and we do not complete a Business Combination by January 2, 2027, the Company will redeem the Public Shares and liquidate and dissolve under the Articles. The Auditor Ratification Proposal may be approved independently, but it does not extend the Current Deadline. An adjournment also does not extend the Current Deadline. Any postponed or adjourned vote must occur in time for valid implementation of the Extension before the Company’s liquidation obligation arises.

Resolution Vote and Recommendation

The full text of the special resolution to be voted on in connection with the Extension Amendment Proposal is set forth in the Notice of Annual General Meeting and Annex A. Approval as a special resolution requires the affirmative vote of at least two-thirds of votes cast by holders of ordinary shares entitled to vote who are present in person or represented by proxy at the Annual Meeting, voting together as a single class. Abstentions and broker non-votes do not count as votes cast.

Exercise of Redemption Rights

The procedures required to exercise redemption rights are set forth in this proxy statement and must be carefully followed.

If you exercise your redemption rights, your Public Shares so redeemed will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of NMP, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before January 2, 2027, NMP will be required to liquidate the Trust Account by returning the then remaining funds in such account including any interest earned (which interest shall be net of Permitted Withdrawals and less up to $100,000 of interest to pay dissolution expenses) to the Public Shareholders and all of the Public Rights will terminate worthless.

THE BOARD RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following summarizes certain material United States federal income tax considerations of redemption of Public Shares in connection with the Extension. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, judicial decisions and administrative guidance currently in effect as of October 31, 2026, each subject to change, possibly retroactively. The discussion generally addresses holders that hold Public Shares as capital assets. It does not address every holder, state, local or non-United States tax, estate or gift tax, the net investment income tax or all special rules.

Special rules may apply to financial institutions, insurance companies, tax-exempt entities, dealers, traders using mark-to-market accounting, persons holding securities as part of a hedge or straddle, persons subject to special financial statement conformity rules, persons holding through partnerships, persons with a functional currency other than the United States dollar, certain expatriates, and persons holding substantial voting or value interests in the Company. A partnership’s treatment generally depends on the status of its partners and its activities. Such persons should consult their own advisers.

A “U.S. Holder” generally means a beneficial owner that for federal income tax purposes is a United States citizen or resident individual, a corporation organized under United States federal or state law or the District of Columbia, an estate whose income is subject to federal income tax regardless of source, or a trust meeting the applicable United States court and control tests or having a valid election to be treated as a United States person. A “Non-U.S. Holder” generally is a beneficial owner that is not a U.S. Holder and is not an entity treated as a partnership.

Non-Redeeming Holders

A Public Shareholder that does not redeem its Public Shares in connection with the Extension, and a holder of Public Rights, generally should not recognize gain or loss for U.S. federal income tax purposes as a result of the Extension. The U.S. federal income tax consequences of the GTS Business Combination, including the application of the PFIC rules to U.S. Holders that exchange securities of the Company in that transaction, will be described in the registration statement for that transaction.

Redemption as a Sale or Distribution

Subject to the PFIC rules below, a redemption generally is treated as a sale or exchange under Section 302 if it is substantially disproportionate, completely terminates the holder’s interest, or is not essentially equivalent to a dividend. Otherwise, it generally is treated as a corporate distribution under Section 301. The result depends on the holder’s particular facts and the constructive ownership rules, which may attribute shares owned by family members or related entities and shares obtainable through options or similar rights. Retention of NMP rights may therefore affect the analysis even if all directly owned Public Shares are redeemed.

The substantially disproportionate test generally includes a requirement that the holder’s percentage of voting stock after redemption be less than 80% of its percentage before redemption and that the holder own less than 50% of voting power after redemption, together with other statutory requirements. A complete termination can in certain circumstances disregard family attribution if the statutory waiver requirements are satisfied. A redemption that meaningfully reduces a minority holder’s proportionate interest may qualify as not essentially equivalent to a dividend, depending on all relevant facts. Redemptions by other shareholders at the same time may affect the holder’s percentage and the outcome.

If sale treatment applies, a U.S. Holder generally recognizes capital gain or loss equal to the cash received less its adjusted tax basis in the redeemed shares. Gain or loss generally is long-term if the applicable holding period exceeds one year. The redemption features of Public Shares may create uncertainty about holding periods. Basis allocation among units, shares and rights and the identification of share blocks can affect the result. Deductibility of capital losses is subject to limitations.

If distribution treatment applies, cash generally is dividend income to the extent of the Company’s current or accumulated earnings and profits determined under United States tax principles, then a return of capital to the extent of basis, and then gain. Basis in redeemed shares may be transferred to remaining or constructively owned shares. Dividends from a PFIC generally do not qualify for the reduced tax rates applicable to certain qualified dividends. Shareholders should consult advisers before relying on sale treatment.

Passive Foreign Investment Company Rules

A non-United States corporation generally is a passive foreign investment company (“PFIC”) for a taxable year if at least 75% of its gross income is passive income or at least 50% of its assets, measured under applicable rules, produce or are held to produce passive income. Cash and investments may be passive assets. The Company’s blank check structure creates a substantial PFIC risk. The Company believes that it likely was a PFIC for its taxable year ended December 31, 2025, and expects to be a PFIC for its taxable year ending December 31, 2026. Because the start-up exception requires, among other things, that the Company not be a PFIC for either of the two taxable years following its first taxable year with gross income, the Company does not expect the start-up exception to be available for its taxable year ended December 31, 2025. The Company may also be a PFIC for subsequent taxable years, including the taxable year in which the GTS Business Combination is completed, although, upon completion of the GTS Business Combination, the Company is expected to become a wholly owned subsidiary of Pubco, a U.S. corporation, and, as a result, is expected to be classified as a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes.

If the Company is treated as a PFIC with respect to a U.S. Holder and no effective qualified electing fund (“QEF”) or mark-to-market election applies, gain on a redemption generally is allocated over the holding period under Section 1291. Amounts allocated to the current year and certain pre-PFIC years are generally taxed as ordinary income; amounts allocated to prior PFIC years generally are subject to the highest applicable tax rate for those years and an interest charge. Excess distributions are subject to a similar regime. Prior PFIC status may continue to affect a holder even if the Company ceases to meet the annual tests, absent an applicable exception or election.

A timely and effective QEF election generally requires the U.S. Holder to include annually its pro rata share of ordinary earnings and net capital gain, with corresponding basis adjustments and different treatment of a subsequent disposition. A QEF election depends on access to required information and generally is not available with respect to the Public Rights. Upon written request, the Company will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC annual information statement, to enable the U.S. Holder to make and maintain a QEF election, but there can be no assurance that the Company will timely provide such information. Requests should be sent to NMP Acquisition Corp., 555 Bryant Street, No. 590, Palo Alto, CA 94301, Attention: Chief Executive Officer. A QEF election generally must be made on a timely filed U.S. federal income tax return (including extensions) for the first taxable year of the U.S. Holder’s holding period during which the Company is a PFIC. For a calendar-year U.S. Holder that acquired Public Shares in 2025, that return generally was due on April 15, 2026, or October 15, 2026, if extended. Except in limited circumstances, such as where a U.S. Holder filed a protective statement or obtains the consent of the IRS, a U.S. Holder that did not make a timely QEF election for 2025 generally may make a QEF election for a later year only together with a “purging” election, under which the holder generally recognizes gain, taxed under the PFIC rules described above, as if it had sold its Public Shares at fair market value. A U.S. Holder that first acquired Public Shares in 2026 may be able to make a timely QEF election for 2026, subject to receipt of the required information.

A mark-to-market election may be available for qualifying marketable stock, generally resulting in annual ordinary income inclusions for appreciation and limited ordinary loss deductions, with adjusted basis. Marketability and regular trading requirements must be satisfied, and separate rules apply to prior PFIC years and securities other than stock. Holders may be required to file Form 8621. Large United States shareholders may also be subject to controlled foreign corporation rules and the PFIC/CFC overlap rule; those rules require a separate holder-specific analysis.

Non-United States Holders and Reporting

A Non-U.S. Holder generally is not subject to United States federal income tax on gain or a dividend arising from redemption unless the income is effectively connected with a United States trade or business or another exception applies, including certain rules for nonresident individuals present in the United States for 183 days or more. Treaty rules and additional requirements may affect effectively connected income; a corporate holder may also be subject to branch profits tax.

Payments may be subject to information reporting and backup withholding unless the holder supplies the required taxpayer identification information or establishes an exemption. Non-U.S. Holders generally document foreign status using the appropriate Form W-8. Backup withholding is not an additional tax; amounts withheld may be credited or refunded if the applicable requirements are satisfied.

Because the Company is a Cayman Islands exempted company and redemptions in connection with the Extension will be made by the Company itself, the Company does not expect the 1% U.S. federal excise tax imposed by Section 4501 of the Code on certain repurchases of stock by publicly traded domestic corporations to apply to redemptions of Public Shares in connection with the Extension. Funds held in the Trust Account, and any interest earned thereon, will not be used to pay any such excise tax.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISER ABOUT THE REDEMPTION, RETENTION OF RIGHTS, PFIC OR CFC STATUS, AVAILABLE ELECTIONS AND ALL APPLICABLE TAX AND REPORTING CONSEQUENCES.

PROPOSAL NO. 2 — THE AUDITOR RATIFICATION PROPOSAL

Selection and Appointment

The audit committee has selected CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and the Company is asking shareholders to ratify that selection and appointment.

CBIZ audited the Company’s financial statements for the year ended December 31, 2025, and the period from December 18, 2024 inception through December 31, 2024. Its report on the 2025 financial statements included an explanatory paragraph concerning substantial doubt about the Company’s ability to continue as a going concern. That paragraph did not change its opinion on the financial statements.

Ratification is being sought as a matter of corporate governance. The audit committee is not bound by the outcome of this vote. If shareholders do not ratify the appointment, the audit committee will reconsider it. Even if ratified, the audit committee may select a different firm if it determines that doing so is appropriate. Representatives of CBIZ are not expected to attend the Annual Meeting.

Principal Accounting Fees and Services

The following summarizes fees reported in the Company’s 2025 Form 10-K.

Fee category	2025	2024
Audit fees	$169,158	$10,300
Audit related fees	$0	$0
Tax fees	$0	$0
All other fees	$0	$0
Total	$169,158	$10,300

Audit fees cover audits, reviews and services normally provided in connection with regulatory filings and the IPO, including interim procedures. Audit-related fees cover assurance and related services reasonably related to an audit or review but not included in audit fees. Tax fees cover tax services. Other fees cover services outside those categories. The Company reported no fees in the latter three categories for 2025 or 2024.

Preapproval Policy

The audit committee was formed in connection with commencement of trading of the IPO units. Services performed before its formation were approved by the Board. Since formation, the audit committee preapproves audit services and permitted non-audit services, including fees and terms, subject to applicable de minimis exceptions approved before completion of the audit.

Resolution Vote and Recommendation

The full text of the ordinary resolution to be voted on in connection with the Auditor Ratification Proposal appears in the Notice of Annual General Meeting and Annex A. Approval as an ordinary resolution requires a simple majority of votes cast by holders of ordinary shares entitled to vote who are present in person or represented by proxy, voting together as a single class. Abstentions are excluded from votes cast. Because the Auditor Ratification Proposal is a routine matter, we do not expect any broker non-votes on this proposal. This proposal is independent of the Extension Amendment Proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Purpose

The Adjournment Proposal permits the Annual Meeting to be adjourned to a later date or dates if necessary or desirable to solicit additional proxies when the votes tabulated at the meeting are insufficient to approve the Extension Amendment Proposal. The proposal will be presented only in those circumstances.

If approved, an adjournment would give the Company additional time to solicit votes. It does not itself extend the Completion Window or authorize the Company to operate beyond the Current Deadline. The Company must implement an approved Extension in time to avoid its liquidation obligation under the Articles. Shareholders who already submitted proxies may revoke them before they are voted under the procedures described above. The Company will provide any further notice required under the Articles and applicable law.

An adjournment does not automatically extend the redemption deadline. The Company will announce any change to that deadline and provide revised procedures if necessary. If the proposal is not approved, the Company may be unable to obtain sufficient additional votes, although adjournment powers otherwise available under the Articles remain subject to their terms.

Resolution Vote and Recommendation

The full text of the ordinary resolution to be voted on in connection with the Adjournment Proposal appears in the Notice of Annual General Meeting and Annex A. Approval as an ordinary resolution requires a simple majority of votes cast by holders of ordinary shares entitled to vote who are present in person or represented by proxy, voting together as a single class. Abstentions and broker non-votes do not count as votes cast.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL IF PRESENTED.

BENEFICIAL OWNERSHIP OF SECURITIES

The table below sets forth information as of October 23, 2026, for each director and executive officer, all directors and executive officers as a group, and each known beneficial owner of more than 5% of a class of voting securities. Beneficial ownership is determined under SEC rules, including shares subject to voting or investment power and shares acquirable within 60 days. Percentages must be based on the shares outstanding as of the measurement date. Rights exercisable only upon a business combination should be evaluated under those rules rather than assumed currently exercisable.

	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of Total Voting Power of Outstanding Ordinary Shares(2)
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Directors and Officers
Melanie Figueroa(3)	112,500	*	3,183,333	83.04%	20.64%
Nadir Ali(3)	112,500	*	3,183,333	83.04%	20.64%
Adam Benson(4)	—	—	—	—	—
Shanti Priya(4)	—	—	—	—	—
Dr. Vanila M. Singh(4)	—	—	—	—	—
All executive officers and directors as a group (5 individuals)	112,500	*	3,183,333	83.04%	20.64%

5% or More Shareholders
Next Move Capital LLC(3)	112,500	*	3,183,333	83.04%	20.64%
Wolverine Asset Management LLC(5)	874,872	7.21%	—	—	5.48%
Mizuho Financial Group, Inc.(6)	1,018,598	8.4%	—	—	6.38%
Polar Asset Management Partners Inc.(7)	825,000	6.8%	—	—	5.17%
Karpus Management, Inc.(8)	849,065	7.00%			5.32%
Shaolin Capital Management LLC(9)	650,000	5.36%	—	—	4.07%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o NMP Acquisition Corp., 555 Bryant Street, No. 590, Palo Alto, CA 94301.

(2)      Represents percentage of voting power of our ordinary shares, including the Class B ordinary shares, on an as-converted basis, voting together as a single class.

(3)      Interests shown consist of (i) 112,500 Class A ordinary shares and (ii) 3,183,333 Class B ordinary shares, which Class B ordinary shares are currently convertible into Class A ordinary shares on a one-for-one basis. Next Move Capital LLC, our Sponsor, is a Nevada limited liability company managed by Next Move Partners LLC. Ms. Figueroa and Mr. Ali are co-managing members of Next Move Partners LLC and therefore may each be deemed to beneficially own shares held by the Sponsor by virtue of their control over Next Move Partners LLC as co-managing members.

(4)      Each of our independent director hold non-managing membership interests in the Sponsor as compensation for their services as directors and each such individual disclaims any beneficial ownership of securities held by the Sponsor other than to the extent of their pecuniary interest therein.

(5)      Based on a Schedule 13G filed on October 1, 2025, as amended on April 16, 2026, jointly by Wolverine Asset Management LLC (“WAM”), Wolverine Trading Partners, Inc. (“WPT”), Wolverine Holdings, L.P. (“WHP”), Christopher L. Gust and Robert R. Bellick. The sole member and manager of WAM is WHP. Messrs. Gust and Bellick may be deemed to control WTP, the general partner of WHP. The address of the principal business office of WAM is 175 West Jackson Boulevard, Suite 340, Chicago, IL 60604.

(6)      Based on a Schedule 13G filed on November 13, 2025, by Mizuho Financial Group, Inc., whose principal business address is 1-5-5, Otemachi, Chiyoda-ku, Tokyo, 100-8176, Japan.

(7)      Based on a Schedule 13G filed on November 14, 2025, by Polar Asset Management Partners Inc. (“Polar Asset Management”). Polar Asset Management is an investment fund manager, portfolio manager, exempt market dealer and commodity trading manager registered with the Ontario Securities Commission. The address of the principal business office of Polar Asset Management is 16 York Street, Suite 2900, Toronto, Ontario, M5J 0E6.

(8)      Based on a Schedule 13G filed on February 13, 2026, as amended on August 14, 2026, by Karpus Management, Inc., d/b/a Karpus Investment Management, whose principal business address is 183 Sully’s Trail, Pittsford, New York 14534.

(9)      Based on a Schedule 13G filed on November 14, 2025, jointly by Shaolin Capital Management LLC (“Shaolin”) and David Puritz. The address of the principal business of Shaolin and Mr. Puritz is 230 NW 24th Street, Suite 603, Miami, FL 33127.

OTHER INFORMATION

Future Shareholder Proposals

Shareholders seeking inclusion of a proposal in future proxy materials under Rule 14a-8 must satisfy the rule’s eligibility, procedural and timing requirements. To be considered for inclusion in the Company’s proxy materials for its 2027 annual general meeting, if any, a shareholder proposal submitted under Rule 14a-8 must be received at the Company’s principal executive offices no later than July 9, 2027. For a proposal outside Rule 14a-8, shareholders must also comply with applicable notice provisions of the Articles. Requests should be sent to the Company at its principal executive offices, Attention CEO.

If the GTS Business Combination is completed, future meetings and proposal procedures will be governed by the resulting public company’s governing documents and applicable law. No director election is included in this Annual Meeting.

Householding

Brokers, banks or other nominees may deliver a single set of proxy materials to shareholders sharing an address unless contrary instructions have been received. The Company will promptly furnish a separate copy upon written or oral request to NMP Acquisition Corp., 555 Bryant Street, No. 590, Palo Alto, CA 94301, telephone (408) 357-3214 Attn: CEO, email: ir@nmpspac.com. Shareholders may request separate deliveries or a single delivery for a shared address through the same contact or their nominee.

Where You Can Find More Information

The Company files reports and other information with the SEC, available without charge at www.sec.gov. Relevant filings include the Form 10-K for the year ended December 31, 2025, filed March 20, 2026, subsequent quarterly reports, and the Forms 8-K filed September 8 and September 25, 2026, describing the Business Combination Agreement and its first amendment. Copies are available without charge upon request to the Company at the address above. Website content is not incorporated into this proxy statement solely by reference to a website address.

Information About the GTS Business Combination

NMP, GTS Holdings, LLC and GTS Holdings, Inc. (“Pubco”) intend to file separate registration statement and proxy statement/prospectus materials for the GTS Business Combination. Those materials will provide information concerning the transaction, the parties, financial statements, risks, interests and related proposals. SHAREHOLDERS SHOULD READ THOSE MATERIALS WHEN AVAILABLE BEFORE MAKING A VOTING OR INVESTMENT DECISION REGARDING THE GTS BUSINESS COMBINATION. This Extension proxy does not replace them and is not an offer to sell or a solicitation of an offer to buy Pubco securities.

Participants in the Solicitation

NMP, Pubco, GTS, OpCo and Streeterville, and their respective directors, managers, executive officers, certain of their equity holders and other members of management and employees, may be deemed under SEC rules to be participants in the solicitation of proxies from NMP’s shareholders in connection with the GTS Business Combination. Information about NMP’s directors and executive officers, including their names and their beneficial ownership of NMP securities, is set forth in this proxy statement under “Beneficial Ownership of Securities” and “Interests of the Sponsor and NMP Directors and Officers,” and in NMP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 20, 2026. To the extent those persons’ holdings of NMP securities have changed since the amounts disclosed, the changes have been or will be reflected on Forms 3, 4 or 5 filed with the SEC. Additional information regarding the participants in the solicitation for the GTS Business Combination, including the names of the directors, managers and executive officers of Pubco, GTS and OpCo and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the registration statement on Form S-4 and the proxy statement/prospectus included in it when they are filed with the SEC. You may obtain free copies of these documents, when available, at www.sec.gov or by directing a request to NMP Acquisition Corp., 555 Bryant Street, No. 590, Palo Alto, CA 94301, Attention: Chief Executive Officer.

Annex A

SCAN TO VIEW MATERIALS & VOTE NMP ACQUISITION CORP. 555 BRYANT AVE, NO. 590 PALO ALTO, CA 94301 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NMP2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T05021-P59520 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY NMP ACQUISITION CORP. THE BOARD RECOMMENDS A VOTE “FOR” EACH PROPOSAL: For Against Abstain 1. Extension Amendment Proposal “RESOLVED, as a special resolution, that with immediate effect, the amended and restated memorandum and articles of association of the Company currently in effect be amended by replacing the existing definition of “Completion Window” in Article 1.1 with the following: Completion Window means the period of time: (a) commencing on, and including, the closing date of the IPO; and (b) ending on July 31, 2027, or such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.” 2. Auditor Ratification Proposal “RESOLVED, as an ordinary resolution that, the selection by the Company’s audit committee, and the appointment, of CBIZ CPAs P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, be confirmed, adopted, approved and ratified in all respects.” 3. Adjournment Proposal if Presented “RESOLVED, as an ordinary resolution, to adjourn the general meeting to a later date or dates or sine die, if necessary or desirable, in the opinion of the directors, to permit further solicitation and vote of proxies if, at the time of the meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing special resolution.” Please sign exactly as your name appears on the account. Joint holders should each sign. An executor, administrator, trustee, guardian or attorney should indicate the capacity in which signing. A corporation or partnership should sign through an authorized officer or other authorized person and indicate the title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Annex A-1

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. T05022-P59520 NMP ACQUISITION CORP. PROXY FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 8, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of NMP Acquisition Corp., a Cayman Islands exempted company (the “Company”), hereby acknowledges receipt of the Notice of Annual General Meeting of shareholders (the “Meeting”) and the Proxy Statement, each dated November 6, 2026, and hereby appoints of (insert name of proxy / names of proxies) (insert address of proxy / addresses of proxies) or, if no person is otherwise specified, the chairperson of the Meeting, as proxy, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Meeting of the Company to be held on December 8, 2026 at 11:00 a.m. Eastern Time virtually at www.virtualshareholdermeeting.com/NMP2026 and in person at the offices of Mitchell Silberberg and Knupp LLP, at 437 Madison Avenue, 25th Floor, New York, New York 10022 and any adjournment or postponement thereof, and to vote all shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below (i) as specified by the undersigned below and, (ii) in the discretion of any proxy, if no direction is given and upon such other business as may properly come before the Meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted at the discretion of the proxy. If the chairperson of the Meeting is appointed as proxy and no direction is made, this proxy will be voted FOR each of the proposals. If you have appointed multiple proxies, please specify the number of shares in respect of which each proxy is entitled to exercise the related votes in the space provided immediately below this paragraph. If you appoint multiple proxies and do not specify the number of shares each proxy is entitled to vote, then each proxy will be assumed to be entitled to vote an equal number of your shares (rounded up or down to the nearest whole number at the chairperson’s discretion). CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Annex A-2